EXHIBIT 99.3

                                                                    EXHIBIT 99.3

                                                   MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.               ACCRUAL BASIS

CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                    UNITED STATES BANKRUPTCY COURT

                      NORTHERN DISTRICT OF TEXAS

                            SIXTH DIVISION

                       MONTHLY OPERATING REPORT

                      MONTH ENDING: JULY 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                           CFO
---------------------------------------          ----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

Drew Keith                                               8/21/00
---------------------------------------          ----------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

PREPARER:

                                                  Corporate Controller
---------------------------------------          ----------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE

Jessica L. Wilson                                       8/21/00
---------------------------------------          ----------------------
PRINTED NAME OF PREPARER                                  DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-1

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE            MONTH              MONTH              MONTH
                                                          --------------------------------------------------------
ASSETS                                            AMOUNT           July 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                          $15,476            $68,795
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                 $15,476            $68,795                 $0                $0
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)              $13,356,789         $7,933,994
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                  $6,001,461
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                   $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                             $131,474
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                    $37,290,970        $45,471,928
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                   $50,663,235        $59,607,652                 $0                $0
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT            $17,083,867        $16,626,807
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                     $6,269,976
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                              $17,083,867        $10,356,831                 $0                $0
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                         $0                 $0
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                           $67,747,102        $69,964,483                 $0                $0
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                             $607,314                 $0
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                 ($1,716)                $0
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                          $775,995                 $0
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                $1,381,593                 $0                $0
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                              $152,776           $131,980                 $0
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                             $380,384                 $0                 $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                         $10,596,326        $18,810,130                 $0
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                                $0                 $0
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES          $11,129,486        $18,942,110                 $0                $0
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                      $11,129,486        $20,323,703                 $0                $0
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                $49,811,366                 $0
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                            ($170,586)                $0
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0        $49,640,780                 $0                $0
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                         $11,129,486        $69,964,483                 $0                $0
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-2

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------
                                                         MONTH          MONTH           MONTH         QUARTER
                                                     ----------------------------------------------
REVENUES                                               July 2000                                       TOTAL
----------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                   $1,698,466                                    $1,698,466
----------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                      $1,698,466             $0              $0     $1,698,466
----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                                 $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                             $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                          $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                                 $0             $0              $0             $0
----------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                     $1,698,466             $0              $0     $1,698,466
----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                             $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                      $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                           $470,725             $0                       $470,725
----------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                             $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                              $1,921,759             $0                     $1,921,759
----------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                         $2,392,484             $0              $0     $2,392,484
----------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                  ($694,018)            $0              $0      ($694,018)
----------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                         $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                        $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                                   ($40,425)            $0                       ($40,425)
----------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                             $174,996             $0                       $174,996
----------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                             $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                      $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                        $134,571             $0              $0       $134,571
----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                        $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                        $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                      $0             $0                             $0
----------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                            $0             $0              $0             $0
----------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                        ($288,003)            $0                      ($288,003)
----------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                                 ($540,586)            $0              $0      ($540,586)
----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-3

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                               MONTH            MONTH           MONTH           QUARTER
                                            -------------------------------------------------
DISBURSEMENTS                                 July 2000                                           TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                 $221,228                                         $221,228
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                  $3,259                                           $3,259
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                             $3,326,367                                       $3,326,367
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                    $0              $0                               $0
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                $3,329,626              $0               $0      $3,329,626
----------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0                                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0                                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                    ($3,482,059)                                     ($3,482,059)
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS           ($3,482,059)             $0               $0     ($3,482,059)
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                           ($152,433)             $0               $0       ($152,433)
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $68,795              $0               $0         $68,795
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0                               $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0              $0                               $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                        $0              $0                               $0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                            ($152,433)             $0               $0       ($152,433)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                        $68,795              $0               $0         $68,795
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-4

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE          MONTH           MONTH            MONTH
                                                                     ---------------------------------------------
ACCOUNTS RECEIVABLE AGING                                AMOUNT         July 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                           $1,393,027
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                          $1,649,627
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                            $856,786
------------------------------------------------------------------------------------------------------------------
4.     91+                                                            $4,034,554
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0      $7,933,994               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                        $0               $0
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0      $7,933,994               $0              $0
------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:    July 2000
------------------------------------------------------------------------------------------------------------------
                                     0-30            31-60            61-90            91+
TAXES PAYABLE                        DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                         ($55,073)              $0              $0               $0        ($55,073)
------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                            $53,357               $0              $0               $0         $53,357
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE              ($1,716)              $0              $0               $0         ($1,716)
------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                $304,323         $255,088         $47,653             $250        $607,314
------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                              MONTH:    July 2000
------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0        $202,477         $202,477              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                           $232,930       ($288,003)              $0        ($55,073)
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                              $232,930        ($85,526)        $202,477        ($55,073)
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                $640            $162             $356            $446
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                            $72,899         $37,911          $72,899         $37,911
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                     $15,000              $0               $0         $15,000
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                               $88,539         $38,073          $73,255         $53,357
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                      $321,469        ($47,453)        $275,732         ($1,716)
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-5

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH:    July 2000
------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS
                                                 Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                                 Bank One        Sun Trust
------------------------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                       100128198         5572932                          TOTAL
------------------------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):                        Deposit         Operating
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                        $0         $54,705                         $54,705
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0              $0                              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                      $0              $0                              $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                        ($660)             $0                           ($660)
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                    ($660)        $54,705              $0         $54,045
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN           No checks        No checks
------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     N/A
------------------------------------------------------------------------------------------------------------
8.     N/A
------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                             $14,750
------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                    $68,795
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-6

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

                                                        MONTH:     July 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------
                           TYPE OF         AMOUNT      TOTAL PAID
              NAME         PAYMENT          PAID         TO DATE
--------------------------------------------------------------------
1.   Toby Skaar        Salary                      $0        $4,808
--------------------------------------------------------------------
2.   Doug Kalitta      Salary                 $10,000       $35,000
--------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                              $10,000       $39,808
--------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                         PROFESSIONALS
------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
     NAME                  PAYMENT        APPROVED        PAID         TO DATE     & UNPAID *
------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                              $0            $0            $0            $0
------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.   GE Capital                          $11,579            $0              $0
--------------------------------------------------------------------------------
2.      (invoice not received prior to 7/31/00 - paid on 8/14/00)
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL                               $11,579              $0            $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL  BASIS-7

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

                                                        MONTH:  July 2000

QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                     X
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                         X
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                   X
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                X
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                              X
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                        X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Company made the May and June Note payable payments on the GE Capital Note secured by a Lear Jet and 2 engines (Section 1110 payment)
-------------------------------------------------------------------------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE OF                                                                 PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK CHARTERS, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42143-BJH                                    ACCRUAL BASIS

                                              MONTH:              July 2000


----------------------------------------------------------------------------------------
  ACCRUAL BASIS       LINE
   FORM NUMBER       NUMBER                    FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       3                3      The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       3                8      All cash received into the Company cash accounts is swept
                                  each night to Kitty Hawk, Inc. Master Account (see Case
                                  #400-42141).
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       4                6      All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       4                7      The A/R aging does not reconcile to the general ledger do to historical system problems. Difference is $75,809.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       1                1      Cash is negative for the month due to a cash receipt not being posted to the general ledger prior to the month being closed. This will be corrected in the following month.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       3                28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
                                  Trustee fees for the previous quarter were paid and are
                                  reflected on Kitty Hawk, Inc. Monthly Operating Report.
------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CHARTERS, INC.

CASE NUMBER: 400-42143

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                       July 2000


8.   OTHER (ATTACH LIST)                                 $ 45,471,928 Reported
                                               -----------------------
        Intercompany Receivables                           45,003,612
        Contra A/R                                                420
        A/R Other                                              52,231
        A/R Clearing                                           78,622
        A/R Customer Refund                                    63,943
        A/R Accrued                                                 -
        A/R 401(k) Loan                                        (1,612)
        A/R Employees                                          11,156
        A/R Clothing Sales                                     34,853
        A/R Payroll Advance                                         -
        A/R Aging reconciling item                            212,476
        Fuel Inventory                                         10,371
        Misc                                                    6,082
        Security Deposit                                         (226)
                                               -----------------------
                                                           45,471,928 Detail
                                               -----------------------
                                                                    - Difference

22.  OTHER (ATTACH LIST)                                    $ 775,995 Reported
                                               -----------------------

        Accrued charter expenses                              373,657
        Accrued Salaries/Wages                                118,843
        Accrued 401(k)                                        (24,208)
        Accrued accounting/legal                               40,000
        A/P Unrecorded                                         26,000
        Adjusted FET                                         (133,894)
        A/P Aging reconciling item                              7,591
        Accrued franchise tax                                  15,732
        Misc                                                      136
        Accrued Fuel                                          352,138
                                               -----------------------
                                                              775,995 Detail
                                               -----------------------
                                                                    - Difference

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                   $1,921,759 Reported
                                               -----------------------
        Ondemand costs                                        194,560
        135 Airline charter costs                             121,663
        Fuel                                                  405,645
        Wages                                                 610,338
        Travel expense                                         14,262
        Insurance                                              38,352
        Other                                                   9,998
        Rotables/Repair/Consumables                           515,736
        Shipping
        Shop materials/equip rental                            11,205
        Maintenance allocation                                      -
                                               -----------------------
                                                            1,921,759 Detail
                                               -----------------------
                                                                    - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                   (3,482,059)Reported
                                               -----------------------
        Sweeps to Kitty Hawk, Inc.                         (3,492,043)Detail
                                               -----------------------
                                                                9,984 Difference